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      As filed with the Securities and Exchange Commission on June 2, 2000



                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 2000



                             INTERCONEXUS.COM, INC.
             (Exact Name of Registrant as Specified in its Charter)



   DELAWARE                       0-30187                    52-2225697
(State or other           (Commission File Number)          (IRS Employer
Jurisdiction of                                           Identification No.)
Incorporation)

   2651 WARRENVILLE ROAD, SUITE 560, DOWNERS GROVE,       ILLINOIS 60515
         (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (630) 874-5500


           2301 WEST 22ND STREET, SUITE 203, OAK BROOK, ILLINOIS 60523 (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     Capri Corp., the world's leading supplier of specialized enterprise resource planning (S/ERP) software to the printed circuit board (PCB) manufacturing industry through its wholly-owned subsidiary Cimnet Systems, Inc., announced today the distribution of a dividend to its shareholders of record on May 30, 2000, of one share of InterConexus.com, Inc. common stock for each share of Capri common stock. InterConexus.com, Inc., a wholly-owned subsidiary of Capri, filed a Registration Statement to register its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended, which became effective on May 30, 2000. The common stock of InterConexus.com is subject to extensive transfer restrictions. InterConexus.com was formed by Capri in March 2000 in order to pursue certain e-commerce opportunities within the global electronic interconnect industry.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               INTERCONEXUS.COM, INC.
                               (Registrant)


                               By:/s/ Mehul J. Dave
                                  --------------------------------
                                  Name:  Mehul J. Dave
                                  Title: Chairman of the Board, President and
                                         Chief Executive Officer



Dated:  June 1, 2000